JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

a series of THE SARATOGA ADVANTAGE TRUST

CLASS I SHARES	(Ticker: JARIX)
CLASS A SHARES	(Ticker: JAREX)
CLASS C SHARES	(Ticker: JACRX)

Supplement dated August 3, 2017 to the Prospectus Dated December 31, 2016 (the “Prospectus”)

This Supplement updates and supersedes any contrary information contained in the Prospectus or any supplements thereto with respect to the James Alpha Global Real Estate Investments Portfolio (the “Portfolio”).

The Board of Trustees of the Trust (the “Board”) unanimously approved an Assignment and Assumption Agreement to the Investment Management Agreement between the Trust, on behalf of the Portfolio, and Ascent Investment Advisors, LLC (the “Management Agreement”), to cause an assignment of the Management Agreement from Ascent Investment Advisors, LLC (“Ascent”) to James Alpha Advisors, LLC (“James Alpha Advisors”) effective August 3, 2017. The Board also unanimously approved an Assignment and Assumption Agreement to the Investment Sub-Advisory Agreement between Ascent and Ranger Global Real Estate Advisors, LLC (the “Investment Sub-Advisory Agreement”) to cause an assignment of the Investment Sub-Advisory Agreement from Ascent to James Alpha Advisors effective August 3, 2017. Therefore, all references to Ascent in the Prospectus are deleted.

The Board also approved a new Operating Expense Limitation Agreement between the Trust, on behalf of the Portfolio, and James Alpha Advisors (the “OELA”) that is on the same terms as the operating expense limitation agreement that was in place with Ascent. Pursuant to the OELA, the Total Annual Portfolio Operating Expenses will not exceed 1.69%, 1.19% and 2.37% of the Portfolio’s average net assets for Class A, Class I and Class C shares, respectively, effective August 3, 2017. Pursuant to the OELA, James Alpha Advisors has agreed to limit its fees and/or absorb expenses of the Portfolio (excluding front end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, and extraordinary or non-routine expenses). The OELA for Class A, Class I and Class C shares will be in effect through December 31, 2018. The OELA can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. James Alpha Advisors is permitted to seek reimbursement from the Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.

Please retain this supplement for future reference.